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                                                                Exhibit 10.2(a)

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[LOGO] CREDIT LYONNAIS AMERICAS
       OPERATION AND PROJECT MANAGEMENT
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       TREASURY OPERATIONS DERIVATIVE PRODUCTS

                                                               October 22, 1998

                                    CONFIRMATION

To:       Hexcel Corporation (the "Counterparty")
          Two Stamford Boulevard
          Stamflord, CT 06901-3238
          ATTN: MR. BRUCE HERMAN
          Fax:  203-358-3993       Tel: 203-969-0666 ex 407

From:     Credit Lyonnais New York Branch ("CLNY")
          1301 Avenue of the Americas, 15th Floor
          New York, New York  10019
          ATTN: LILY DU
          Tel:  212-261-7235       Fax:  212-459-3166

Re:       Cap Transaction dated as of October 22, 1998
          CLNY new ref: 2616
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The purpose of this letter agreement  (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on October 22, 1998 ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions as published by the International Swaps Dealers Association, Inc. (known since June 14, 1993 as the International Swaps and Derivatives Association, Inc.) ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 15-Sep-98, as amended and supplemented from time to time (the "Agreement"), between Credit Lyonnais New York Branch and Hexcel Corporation. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation will be governed by and construed in accordance with the laws of the State of New York.

2. The terms of the particular Cap Transaction to which this Confirmation relates are as follows:


Notional Amount:                   USD 50,000,000

Trade Date:                        October 22, 1998

Effective Date:                    October 27, 1998

Termination Date:                  October 28, 2002, subject to adjustment in
                                   accordance with the Modified Following
                                   Business Day Convention

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
FIXED AMOUNTS:

  Fixed Rate Payer:                 Counterparty

  Fixed Amount:                     USD 585,000.00

  Fixed Amount Payment Date:        October 26, 1998


FLOATING AMOUNTS:

  Floating Rate Payer:               CLNY

  Floating Rate Payer
  Payment Dates:                     Quarterly on the 27th day of each January,
                                     April, July and October, commencing on
                                     January 27, 1999 and terminating on the
                                     Termination Date, subject to adjustment in
                                     accordance with the Modified Following
                                     Business Day Convention.

  Cap Rate:                          5.50 %

  Floating Rate Option:              USD-LIBOR-BBA

  Designated Maturity:               Three (3) Months

  Floating Rate Day Count Fraction:  Actual/360

  Reset Dates:                       The first day of each Calculation Period

Business Days:                       New York & London

Calculation Agent:                   CLNY


3.   Other Provisions:               None

4.   Account Details:

Payment to CLNY:                     CREDIT LYONNAIS NEW YORK
                                     ABA #:  026008073
                                     A/C #:  01-88180-3211-00-001-180
                                     Ref:  Derivative Products


Payment to Counterparty:             Citibank, New York
                                     ABA : 021 000 089
                                     Swift: CITIUS33
                                     A/C #: 4066-7408
                                     F/O Hexcel Corporation



5.  Offices and Address for Notice: in Connection With This Cap Transaction:

     (a) CLNY: its branch office is at 1301 Avenue of the Americas, New York, NY 10019

     (b) Counterparty: its office is Stamford.


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6.   THE COUNTERPARTY IS HEREBY REQUESTED TO SIGNIFY ITS ACCEPTANCE OF THE TERMS
OF THIS CONFIRMATION PROMPTLY BY SIGNING A COPY HEREOF AND RETURNING IT TO
CREDIT LYONNAIS NEW YORK BRANCH IN THE MANNER PROVIDED IN SECTION 12 OF THE AGREEMENT.

UNLESS CREDIT LYONNAIS NEW YORK BRANCH SHALL HAVE RECEIVED WRITTEN OBJECTION TO THE TERMS OF THIS CONFIRMATION WITHIN FIVE BUSINESS DAYS (DEFINED BELOW) OF THE DATE FIRST ABOVE WRITTEN, THE COUNTERPARTY SHALL BE DEEMED TO HAVE ACCEPTED SUCH TERMS WITHOUT ANY FURTHER ACT ON THE PART OF CREDIT LYONNAIS NEW YORK BRANCH, THE COUNTERPARTY, OR ANY OTHER PERSON. FOR PURPOSES HEREOF, "BUSINESS DAY" SHALL HAVE THE MEANING SET FORTH IN SECTION 5-701 B.3. (B) OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.


Each party agrees to make payments to the other party in accordance with the provisions set forth or incorporated by reference in this Confirmation.


IN WITNESS WHEREOF the parties have executed this Confirmation as of the date first above written.


CREDIT LYONNAIS                         HEXCEL CORPORATION
NEW YORK BRANCH

Authorized Signature:                   Authorized Signature:


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Name:  Christine Derkasch               Name:
       ---------------------                  ----------------------
Title: Asst Vice President              Title:
       ---------------------                  ----------------------

CLNY ref: 2616

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